Third Point Reinsurance (USA) Ltd.
Third Point Re (USA) Holdings Inc.
535 Springfield Avenue
Suite 120
Summit, New Jersey 07901

July 31, 2018
Third Point LLC
Third Point Advisors L.L.C.
390 Park Avenue
New York, New York 10022
Attention: Josh Targoff and Mendy Haas
Re:    Termination of Joint Venture and Investment Management Agreement
Dear Sirs,
This letter agreement (this “Letter Agreement”) confirms our agreement to terminate the Amended and Restated Joint Venture and Investment Management Agreement, dated June 22, 2016 (the “JV Agreement”), by and among Third Point Re (USA) Holdings Inc., Third Point Reinsurance (USA) Ltd. (“TP Re USA”), Third Point LLC (“Third Point”) and Third Point Advisors L.L.C. (“TP GP”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the JV Agreement.
Reference is made to that certain Amended and Restated Exempted Limited Partnership Agreement of Third Point Enhanced LP (the “Partnership”) dated July 31, 2018 (the “Partnership Agreement”). Each of the parties hereto acknowledges that (i) TP Re USA will transfer legal title to all Investable Assets (such term as defined in the Partnership Agreement) held in the Joint Venture to the Partnership beginning on August 31, 2018, and (ii) all Collateral Assets (such term as defined in the Partnership Agreement) held in the Joint Venture will be managed by Third Point pursuant to a collateral assets investment management agreement effective August 31, 2018.
Each of the parties hereto hereby agrees that (i) TP Re USA shall have withdrawn from the Joint Venture in full as of the date on which legal title to all Investable Assets in the Joint Venture have been transferred to the Partnership and (ii) the JV Agreement shall terminate as of such withdrawal date pursuant to Section 7.1(a)(iii) thereof. Any provisions in the JV Agreement that would otherwise prohibit this transfer of assets are hereby waived to permit such transfer.
This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York and subject to Section 9.4 of the JV Agreement. This Letter Agreement may be executed in counterparts, each of which is deemed to be an original hereof.
[Remainder of page left blank intentionally]

Sincerely,
THIRD POINT RE (USA) HOLDINGS INC.

By: /s/ J. Robert Bredahl
Name: J. Robert Bredahl

Title:	Director

By: /s/ Manoj K. Gupta
Name: Manoj K. Gupta

Title:	Director

THIRD POINT REINSURANCE (USA) LTD.

By: /s/ J. Robert Bredahl
Name: J. Robert Bredahl

Title:	Chief Executive Officer

By: /s/ Manoj K. Gupta
Name: Manoj K. Gupta

Title:	President

[Signature Page to Letter Agreement re: US JV Agreement Termination]

Agreed to and Accepted by:
THIRD POINT LLC

By: /s/ R. Mendy Haas

Name:	R. Mendy Haas

Title:	Chief Financial Officer

THIRD POINT ADVISORS L.L.C.

By: /s/ R. Mendy Haas

Name:	R. Mendy Haas

Title:	Authorized Signatory

[Signature Page to Letter Agreement re: US JV Agreement Termination]